Exhibit 32

CERTIFICATION OF OFFICERS
OF NESS ENERGY INTERNATIONAL, INC.
PURSUANT TO 18 USC & 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES — OXLEY
ACT OF 2002

I hereby certify that the accompanying report on Form 10-QSB for the period ended March 31, 2004, and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Report”) by Ness Energy International, Inc. fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

/s/ Sha Stephens
   Sha Stephens, PresidentAnd
Chief Executive Officer

/s/ Bob Lee
   Bob Lee, Chief Financial Officer